UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2008

MANDALAY MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	00-10039	22-2267658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 Avenue of the Stars, Suite 2550
Los Angeles, CA 90067
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (310) 601-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The Acquisition

As previously disclosed in that Current Report on Form 8-K filed with the Securities and Exchange Commission on October 15, 2008, Mandalay Media, Inc., a Delaware corporation (“Mandalay”), entered into a Stock Purchase Agreement on October 8, 2008 (the “Original Agreement”), with Jonathan Cresswell (“Cresswell”), Nathaniel MacLeitch (“MacLeitch,” and together with Cresswell, the “Founding Sellers”) and certain shareholders of AMV Holding Limited, a United Kingdom private limited company (“AMV”) signatories thereto (the “Non-Founding Sellers”), pursuant to which Mandalay would acquire 100% of the issued and outstanding share capital of AMV and 80% of the issued and outstanding share capital of Fierce Media Limited, a United Kingdom private limited company (“Fierce,” and together with AMV, the “Acquired Companies”) (the “Acquisition”).

On October 23, 2008, Mandalay entered into an Amendment to the Stock Purchase Agreement (the “Amendment”), pursuant to which the parties agreed that any costs, expenses or liabilities incurred by AMV in connection with that certain Senior Secured Note, issued by Twistbox Entertainment, Inc., a wholly-owned subsidiary of Mandalay (“Twistbox”), to ValueAct SmallCap Master Fund, L.P. (“ValueAct”), due January 30, 2010, as amended on February 12, 2008 (the “ValueAct Note”), and as subsequently amended on October 23, 2008 (as set forth below): (i) shall not be considered to be current liabilities of AMV, for purposes of the determination of AMV’s working capital and (ii) shall be excluded from the determination of EBITDA for purposes of the calculation of any earn-out payments under the Original Agreement. The foregoing description is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

The Acquisition was consummated on October 23, 2008, as more fully described in Item 2.01 of this Current Report on Form 8-K.

ValueAct

In connection with the Acquisition, on October 23, 2008 Mandalay, Twistbox and ValueAct entered into a Second Amendment (the “Second Amendment”) to the ValueAct Note. Among other things, the Second Amendment provides for a payment in kind election, whereby, in lieu of making any cash payments to ValueAct on the following two interest payment dates, Twistbox may elect that the amount of any interest due on such date be added to the principal amount due under the ValueAct Note. In addition, ValueAct agreed to amend the ValueAct Note to modify the covenant requiring that Mandalay and Twistbox maintain certain minimum combined cash balances. Lastly, the Second Amendment provides that an event of default may be triggered in the event Mandalay fails to observe certain covenants as agreed to in the Second Amendment, including a covenant that, until all principal and interest and any other amounts due under the ValueAct Note are paid in full in cash, Mandalay: (i) will not create, incur, assume or permit to exist certain indebtedness, except for indebtedness in connection with a receivables facility as described in the Second Amendment, which indebtedness would rank pari passu in right of payment on the ValueAct Note, provided, that any receivables used to procure and maintain such receivables facility shall not be subject to any lien of ValueAct during the term of such receivables facility; and (ii) will not, and will not permit any subsidiary to, without the prior consent of ValueAct, prepay any indebtedness incurred in connection with the AMV Note, as described in Item 2.01, other than prepayments with proceeds raised in an equity financing as permitted by the AMV Note. The foregoing description is qualified in its entirety to the Second Amendment, which is attached hereto as Exhibit 4.1 and is incorporated by reference herein.

Additionally, on October 23, 2008, in connection with the ValueAct Note, as amended, AMV agreed to grant to ValueAct a security interest in its assets, which ranks senior to the security interest granted to the Sellers as described in Item 2.01 of this Current Report on Form 8-K. AMV also agreed to guarantee Twistbox’s repayment of the ValueAct Note.

As previously disclosed in that Current Report on Form 8-K filed with the Securities and Exchange Commission on February 12, 2008, Mandalay issued to ValueAct two warrants to purchase shares of Mandalay common stock, $0.0001 par value per share (the “Common Stock”). One warrant entitles ValueAct to purchase up to a total of 1,092,622 shares of Common Stock at an exercise price of $7.55 per share (“$7.55 Warrant”). The other warrant entitles ValueAct to purchase up to a total of 1,092,621 shares of Common Stock at an initial exercise price of $5.00 per share (“$5.00 Warrant,” and together with the $7.55 Warrant, the “ValueAct Warrants”). On October 23, 2008, Mandalay and ValueAct entered into an allonge to each of the ValueAct Warrants. Among other things, the exercise price of each of the ValueAct Warrants was amended to be $4.00 per share. The foregoing description is qualified in its entirety by reference to each of the allonges, which are attached as Exhibit 4.2 and Exhibit 4.3 and incorporated by reference herein.

Employment Agreements

In connection with the closing of the Acquisition, each of Messrs. MacLeitch and Cresswell entered into full-time employment agreements with AMV. Under the terms of their employment agreements, they each will serve as a joint managing director of AMV. Both employment agreements contain certain restrictive covenants including covenants that prohibit them from disclosing information and property that is confidential to AMV, an agreement not to compete with AMV, and an agreement that ownership of inventions, ideas, copyrights, patents and other intellectual property, which may be used in the business of AMV, whether in existence at the time of employment or coming into existence in the future, are the sole property of AMV. Each employment agreement provides for an annual base salary of £60,000, subject to increase as set forth therein. Messrs. MacLeitch and Cresswell are also eligible to receive a bonus as determined by AMV’s board of directors based upon several factors including performance, the profitability of AMV and the achievement of the goals set by AMV’s board of directors during each fiscal year. The foregoing description is qualified in its entirety by reference to the employment agreements for Messrs. MacLeitch and Cresswell, which are attached hereto as Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated by reference herein.

Securities Purchase Agreement

On October 23, 2008, Mandalay entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain investors identified therein (individually, an “Investor” and collectively, the “Investors”), pursuant to which Mandalay agreed to sell to the Investors in a private offering an aggregate of 1,685,394 shares of Common Stock and warrants to purchase 842,697 shares of Common Stock (the “Warrants”), for gross proceeds to Mandalay of $4,500,000 (the “Offering”). The Warrants have a five year term and an exercise price of $2.67 per share. The funds are currently held in escrow pursuant to an Escrow Agreement, dated October 23, 2008, and will be released to Mandalay upon the earliest of (i) the escrow agent receiving distribution notification from any of the Investors, (ii) the escrow agent receiving distribution notification from Mandalay upon the satisfaction of certain conditions and (iii) November 6, 2008. The foregoing description is qualified in its entirety by reference to the Securities Purchase Agreement, the form of the Warrants and the Escrow Agreement, which are attached hereto as Exhibit 10.4, Exhibit 4.4 and Exhibit 10.6, respectively, and are incorporated by reference herein.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As disclosed in Item 1.01 of this Current Report on 8-K, which is incorporated by reference herein, Mandalay entered into a Stock Purchase Agreement on October 8, 2008, as subsequently amended on October 23, 2008 (the “Agreement”), with the Founding Sellers and the Non-Founding Sellers. Pursuant to the Agreement, on October 23, 2008, Mandalay consummated the acquisition of 100% of the issued and outstanding share capital of AMV (the “AMV Shares”) and 80% of the issued and outstanding share capital of Fierce (the “Fierce Shares,” and together with the AMV Shares, the “Shares”). The Founding Sellers and the Non-Founding Sellers, together with the holders of options to purchase shares of capital stock of AMV (the “Option Holder Sellers”) who have exercised such options prior to closing and delivered their shares of capital stock of AMV to Mandalay at closing, as provided in the Agreement, are referred to herein as the “Sellers.”

In consideration for the Shares, and subject to adjustment as set forth in the Agreement, the aggregate purchase price (the “Purchase Price”) consisted of: (a) $5,375,000 in cash (the “Cash Consideration”); (b) 4,500,000 fully paid and non-assessable shares of Common Stock (the “Stock Consideration”); (c) a secured promissory note in the aggregate original principal amount of $5,375,000 (the “Note”); and (d) additional earn-out amounts, if any, if the Acquired Companies achieve certain targeted earnings for each of the periods from October 1, 2008 to March 31, 2009, April 1, 2009 to March 31, 2010, and April 1, 2010 to September 30, 2010, as determined in accordance with the Agreement. The Purchase Price is subject to certain adjustments based on the working capital of AMV, to be determined initially within 75 days of the closing, and subsequently within 60 days following June 30, 2009. Any such adjustment of the Purchase Price will be made first by means of an adjustment to the principal sum due under the Note, as set forth in the Agreement.

Prior to closing, each outstanding option to purchase shares of capital stock of AMV (an “AMV Option”) was either exercised in full or terminated. Of the Cash Consideration payable to the Sellers, an amount equal to the exercise price of the AMV Options being exercised was paid to AMV for consideration of such Option Holder Seller’s exercise of such AMV Options, and was deducted from the amount of Cash Consideration otherwise payable to such Option Holder Seller. Additionally, of the Cash Consideration, an amount equal to the maximum taxation liability that would be incurred with respect to the payment of the Purchase Price to any Option Holder Sellers under applicable tax laws (the “Tax Withholding”), was delivered to AMV to be held in a separate account. The amount of the Tax Withholding was deducted from the amount of the Cash Consideration otherwise payable to the applicable Option Holder Seller.

The Note matures on January 30, 2010, and bears interest at an initial rate of 5% per annum, subject to adjustment as provided therein. In the event Mandalay completes an equity financing that results in gross proceeds of over $6,000,000, Mandalay will prepay a portion of the Note in an amount equal to one-third of the excess of the gross proceeds of such financing over $6,000,000. In addition, if within nine months of the issuance date of the Note, Mandalay completes a financing that results in gross proceeds of over $15,000,000, then Mandalay shall prepay the entire principal amount then outstanding under the Note, plus accrued interest. If within nine months of the issuance date of the Note, the aggregate principal sum then outstanding under the Note plus accrued interest thereon has not been prepaid, then on and after such date, interest shall accrue on the unpaid principal balance of the Note at a rate of 7% per annum. Additionally, in connection with the Note, AMV granted to the Sellers a security interest in its assets. Such security interest is subordinate to the security interest granted to ValueAct as set forth in Item 1.01 of this Current Report on Form 8-K. AMV also agreed to guarantee Mandalay’s repayment of the Note to the Sellers. The foregoing description is qualified in its entirety by reference to the Note, which is attached hereto as Exhibit 10.5 and is incorporated by reference herein.

At closing, each of the Sellers agreed to not dispose of or transfer any of the shares of the Stock Consideration they own for a period of one year following the closing.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

As more fully described in Item 2.01 of this Current Report on Form 8-K, which is incorporated herein by reference, on October 23, 2008, Mandalay issued the Note to the Sellers.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

As more fully described in Item 1.01 of this Current Report on Form 8-K, in connection with the Offering, on October 23, 2008, Mandalay issued 1,685,394 shares of Common Stock and Warrants to purchase 842,697 shares of Common Stock to the Investors. The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the securities issued in the Offering is hereby incorporated by reference. The issuance of the securities in connection with the Offering was exempt from registration pursuant to Rule 506 of Regulation D of the Securities Act of 1933, as amended.

As more fully described in Item 2.01 of this Current Report on Form 8-K, which is incorporated herein by reference, in connection with the Agreement, on October 23, 2008, Mandalay issued the Note and 4,500,000 shares of its Common Stock to the Sellers. The issuance of the securities in connection with the Acquisition was exempt from registration pursuant to Regulation S and Section 4(2) of the Securities Act of 1933, as amended.

ITEM 8.01 OTHER EVENTS.

On October 27, 2008, the Registrant issued a press release announcing its consummation of the Acquisition, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed no later than 75 days from the date of this Current Report on Form 8-K.

(b) Pro Forma Financial Information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed no later than 75 days from the date of this Current Report on Form 8-K.

(d) Exhibits

Exhibit No.	Exhibit
4.1
Second Amendment, by and among Mandalay Media, Inc., Twistbox Entertainment, Inc. and ValueAct SmallCap Master Fund, L.P., dated October 23, 2008, to the Senior Secured Note, issued by Twistbox to ValueAct, due January 30, 2010, and as amended on February 12, 2008.

4.2	Allonge, dated October 23, 2008, to the Warrant dated February 12, 2008 issued to ValueAct.
4.3	Allonge, dated October 23, 2008, to the Warrant dated February 12, 2008 issued to ValueAct.
4.4	Form of Warrant issued to Investors, dated October 23, 2008.
10.1	Amendment to the Stock Purchase Agreement, between Mandalay Media, Inc. and Nathaniel MacLeitch as the Sellers’ Representative, dated as of October 23, 2008.
10.2	Employment Agreement, by and between AMV Holding Limited and Nathaniel MacLeitch, dated as of October 23, 2008.
10.3	Employment Agreement, by and between AMV Holding Limited and Jonathan Cresswell (a/k/a Jack Cresswell), dated as of October 23, 2008.
10.4	Securities Purchase Agreement, by and among Mandalay Media, Inc. and the investors set forth therein, dated as of October 23, 2008.
10.5	Note, dated October 23, 2008, issued by Mandalay Media, Inc. to Nathaniel MacLeitch, as the Sellers’ Representative.
10.6	Escrow Agreement, by and between Mandalay Media, Inc., the Investors identified therein and American Stock Transfer and Trust Company, LLC, dated as of October 23, 2008.
99.1	Press Release, dated October 27, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANDALAY MEDIA, INC.

Date: October 27, 2008	By:	/s/ James Lefkowitz
James Lefkowitz
President